NB Private Markets Fund II (Master) LLC

Schedule of Investments

June 30, 2023 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (17.22%)
Royalty Opportunities S.àr.l. (F)	Primary	8/2011 - 10/2021	Europe	$1,960,973	$163,636
				1,960,973	163,636

Money Market Fund (94.96%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio				902,559	902,559
				902,559	902,559

Total Investments in Portfolio Funds (cost $2,863,532) (112.18%)					1,066,195
Other Assets & Liabilities (Net) (-12.18%)					(115,685)
Members' Equity - Net Assets (100.00%)					$950,510

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at June 30, 2023 aggregated $1,960,973. Total fair value of illiquid and restricted securities at June 30, 2023 was $163,636 or 17.22% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.

Valuation of Investments

NB Private Markets Fund II (Master) LLC (the “Company”) computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Neuberger Berman Investment Advisers LLC (“Registered Investment Adviser”) and the NB Alternatives Advisers LLC (“Sub-Adviser”) in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the Company (the “Board”).

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments. In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the Investment Company Act, which establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. Effective as of the compliance date of September 8, 2022, the Board approved changes to the Procedures to comply with Rule 2a-5 and designated NBIA as the Company’s valuation designee (as defined in the rule). The valuation designee, with assistance from NBAA, is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”), permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-40 to 54 provides three levels of the fair value hierarchy as follows:

Level l	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of June 30, 2023.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Special Situations	$-	$-	$163,636	$-	$163,636
Money Market Fund	902,559	-	-	-	902,559
Totals	$902,559	$-	$163,636	$-	$1,066,195

Significant Unobservable Inputs

As of June 30, 2023, the Company had investments valued at $1,066,195. The fair value of investments valued at $0 in the Company's Consolidated Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of June 30, 2023.

			Unobservable Inputs
Investments	Fair Value 06/30/23	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Special Situations	$163,636	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Total	$163,636

1 Inputs weighted based on fair value of investments in range.

During the period ended June 30, 2023, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$-	$-

During the period ended June 30, 2023, unrealized depreciation and realized gains from Level 3 investments were $0 and $0, respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the Company’s fiscal year. During the period ended June 30, 2023, one investment with a fair value of $163,636 transferred into Level 3 due to a change from practical expedient to a transactional value during the period ended June 30, 2023.

The estimated remaining life of the Company’s Portfolio Funds as of June 30, 2023 is unknown.